Exhibit 99.1

FOR IMMEDIATE RELEASE

Press Release AIG 175 Water Street New York, NY 10038 www.aig.com	Contacts: Liz Werner (Investors): 212-770-7074; elizabeth.werner@aig.com Jennifer Hendricks Sullivan (Media): 212-770-3141; jennifer.sullivan@aig.com

AIG ANNOUNCES FINAL RESULTS OF ITS MAXIMUM CASH TENDER OFFER

NEW YORK, July 17, 2015 – American International Group, Inc. (NYSE: AIG) today announced the final results as of 11:59 p.m., New York City time, on July 16, 2015, the expiration date, of its previously announced maximum cash tender offer for up to $3.3 billion (U.S. Dollar equivalent) aggregate principal amount of the notes and debentures issued or guaranteed by AIG listed in the table below, pursuant to its offer to purchase dated June 18, 2015. The complete terms of the tender offer are set forth in the offer to purchase and the related letter of transmittal.

AIG has accepted all notes and debentures validly tendered and not withdrawn.

As of the expiration date, the principal amount of notes and debentures of each series validly tendered and accepted by AIG, the acceptance priority level and the “Total Consideration” per $1,000, £1,000 or €1,000 principal amount are as set forth in the table below. The Total Consideration includes an early participation amount of $50, £50 or €50 per $1,000, £1,000 or €1,000 principal amount, as applicable, to be paid to holders who validly tendered and did not validly withdraw their notes and debentures at or prior to 5:00 p.m., New York City time, on July 1, 2015 and whose securities have been accepted for purchase by AIG. Holders who validly tendered their notes or debentures after 5:00 p.m., New York City time, on July 1, 2015, and on or prior to the expiration date and whose securities have been accepted for purchase will receive only the applicable “Tender Offer Consideration,” which is equal to the Total Consideration less the early participation amount.

The payment date is expected to be on or about July 20, 2015. Holders whose notes and debentures are accepted in this tender offer will also receive a cash payment representing accrued interest from the most recent interest payment date to but excluding the payment date.

FOR IMMEDIATE RELEASE

Title of Security	Issuer	Security Identifier	Principal Amount Outstanding (millions)	Acceptance Priority Levels	Principal Amount Tendered and Accepted (millions)	Principal Amount Tendered and Accepted (U.S. Dollar equivalent) (millions)	Total Consideration(1)
5.850% Medium-Term Notes, Series G, due January 16, 2018	AIG	CUSIP: 02687QDG0 ISIN: US02687QDG01	$2,411.0	1	$1,303.7	$1,303.7	$1,104.56

6.400% Notes Due 2020	AIG	CUSIP: 026874BW6 ISIN: US026874BW66	$1,250.9	2	$542.9	$542.9	$1,188.52

3.375% Notes due 2020	AIG	CUSIP: 026874CX3 ISIN: US026874CX31	$1,000.0	3	$361.6	$361.6	$1,037.39

8.000% Series A-7 Junior Subordinated Debentures†	AIG	ISIN: XS0365324838 (144A) XS0365323608 (Reg. S)	€13.5	4	€0.6	$0.7	€1,153.21

8.625% Series A-8 Junior Subordinated Debentures†	AIG	ISIN: XS0365317113 (144A) XS0365314284 (Reg. S)	£5.6	5	£0.0	$0.0	£1,148.10

5.60% Medium-Term Notes, Series G, due October 18, 2016	AIG	CUSIP: 02687QBC1 ISIN: US02687QBC15	$645.6	6	$337.7	$337.7	$1,056.31

4.375 per cent. Notes due 26 April 2016†	AIG	ISIN: XS0252366702	€750.0	7	€120.3	$133.1	€1,032.40

5.75% Series A-2 Junior Subordinated Debentures	AIG	CUSIP: 026874BF3 ISIN: XS0291641420	£161.7	8	£73.5	$114.9	£1,048.22

4.875% Series A-3 Junior Subordinated Debentures	AIG	CUSIP: 026874BG1 ISIN: XS0291642154	€306.2	9	€143.6	$158.9	€1,042.79

6.765% Sterling Notes Due November 15, 2017†	AIG	ISIN: XS0827565663 XS0702072900 (144A) XS0702072819 (Reg. S)	£281.4	10	£181.2	$283.2	£1,118.85

6.797% Euro Notes Due November 15, 2017†	AIG	ISIN: XS0827566711 XS0702072140 (144A) XS0702071928 (Reg. S)	€61.8	11	€20.6	$22.8	€1,141.16

FOR IMMEDIATE RELEASE

Title of Security	Issuer	Security Identifier	Principal Amount Outstanding (millions)	Acceptance Priority Levels	Principal Amount Tendered and Accepted (millions)	Principal Amount Tendered and Accepted (U.S. Dollar equivalent) (millions)	Total Consideration(1)
8 1⁄2% Junior Subordinated Debentures due 2030	AIG Life Holdings, Inc.*	CUSIP: 00138GAA7 ISIN: US00138GAA76	$116.4	12	$0.0	$0.0	$1,341.95

7.57% Junior Subordinated Deferrable Interest Debentures, Series A	AIG Life Holdings, Inc.*	CUSIP: 00138GAB5 ISIN: US00138GAB59	$78.9	13	$0.0	$0.0	$1,242.02

8 1⁄8% Junior Subordinated Deferrable Interest Debentures, Series B	AIG Life Holdings, Inc.*	CUSIP: 00138GAC3 ISIN: US00138GAC33	$227.3	14	$0.0	$0.0	$1,321.47

*	Guaranteed by AIG.
†	Listed on the Official List of the Irish Stock Exchange and traded on its regulated market.
(1)	Assuming payment is made on July 20, 2015. Per $1,000, £1,000 or €1,000 principal amount of notes or debentures. The Total Consideration includes an early participation amount of $50, £50 or €50 per $1,000, £1,000 or €1,000 principal amount, as applicable, to be paid to holders who validly tendered and did not validly withdraw their notes and debentures at or prior to 5:00 p.m., New York City time, on July 1, 2015 and whose securities have been accepted for purchase by AIG. Holders whose notes or debentures are accepted in this tender offer will also receive a cash payment representing accrued interest from the most recent interest payment date to but excluding the payment date.

FOR IMMEDIATE RELEASE

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This press release is qualified in its entirety by the offer to purchase and related letter of transmittal.

AIG retained Barclays Bank PLC, Barclays Capital Inc., Credit Suisse Securities (Europe) Limited and Credit Suisse Securities (USA) LLC as the Joint Lead Dealer Managers. Global Bondholder Services Corporation was the Information Agent and the Depositary. For additional information regarding the expiration of the tender offer or the expected payment date, please contact: Barclays Bank PLC at +44 (0) 207 773 8990 (international); Barclays Capital Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect); Credit Suisse Securities (Europe) Limited at +44 (0) 207 888 5564; Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll-free) or (212) 538-2147 (collect); or Global Bondholder Services Corporation by telephone at (212) 430-3774 (for banks and brokers only), (866) 924-2200 (for all others toll-free) or +001 (212) 430-3774 (international), or by email at aig@gbsc-usa.com.

Certain statements in this press release, including those describing the completion of the tender offer, constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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American International Group, Inc. (AIG) is a leading global insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance | LinkedIn: http://www.linkedin.com/company/aig.

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.

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